Exhibit 99.1

NetApp Announces Results for First Quarter of Fiscal Year 2009

Q1 Revenues $869 Million, Up 26% Year over Year

SUNNYVALE, Calif.--(BUSINESS WIRE)--NetApp (NASDAQ:NTAP) today reported results for the first quarter of fiscal year 2009. Revenues for the first fiscal quarter of 2009 were $869 million, an increase of 26% compared to revenues of $689 million for the same period a year ago.

For the first fiscal quarter of 2009, GAAP net income was $38 million, or $0.11 per share1 compared to GAAP net income of $34 million, or $0.09 per share for the same period in the prior year. Non-GAAP2 net income for the first fiscal quarter of 2009 was $76 million, or $0.22 per share, compared to non-GAAP net income of $76 million, or $0.20 per share for the same period a year ago.

“Our new fiscal year got off to a good start, and our efforts to increase awareness and sales capacity in order to secure new customers are delivering results,” said Dan Warmenhoven, chairman and CEO. “Despite economic uncertainty, customers have continued to expand and evolve their storage infrastructure and are looking to NetApp to help them reduce costs and enable new capabilities.”

Outlook

  NetApp estimates revenue for the second quarter of fiscal year 2009 to be between $910 million and $940 million.
  NetApp estimates that the second quarter of fiscal year 2009 GAAP earnings per share will be approximately $0.16 to $0.19 per share. NetApp estimates second quarter fiscal year 2009 non-GAAP earnings per share to be approximately $0.27 to $0.30 per share.

Quarterly Highlights

In the first quarter of fiscal year 2009, NetApp launched new solutions that continue to help customers transform their data center architectures through higher efficiencies and asset utilization, greater power and space savings, innovative data management techniques, and the ability to reduce redundant data on primary storage with deduplication technology. Recognized by many industry awards, NetApp® solutions continue to be a leader in the storage market in quality and innovation. Industry analyst reports during the quarter confirmed that NetApp continues to grow much faster than the overall storage market.

During the first quarter, NetApp announced the new FAS3100 and V3100 storage system series, Storage Acceleration Appliance, and Performance Acceleration Module which enable customers to achieve such benefits as accelerated time to market, improved engineering productivity, and maximized return on their storage infrastructure.

NetApp also announced that the NetApp V-Series now allows customers who have EMC, Hitachi Data Systems, Hewlett Packard, or other storage systems to deploy NetApp deduplication technology to reduce redundant copies of data on these systems. NetApp deduplication has quickly become one of the fastest growing technologies in the company’s history.

Also during the quarter, NetApp expanded its portfolio of storage and data management solutions for virtualized IT environments that include Microsoft® Windows® Server 2008, Microsoft SQL Server™ 2008, Exchange Server 2007, and Microsoft Hyper-V. NetApp also added the availability of the SANscreen® product suite, which was acquired in the acquisition of Onaro, to its global sales and channel partner programs.

NetApp continues to focus on expanding its worldwide channel strategy, programs, and best practices by rolling out the fiscal year 2009 VIP Program worldwide. This partner program demonstrates NetApp’s commitment to building upon its strong relationships with partners by enhancing key initiatives such as services and technology specialization programs.

NetApp products and solutions continue to be rated highly by third parties. During the quarter, NetApp received the following awards: Diogenes Labs–Storage Magazine Quality Awards III (Storage), 2008 “Products of the Year” (eWeek Channel Insider), 2008 ServerWatch Product Excellence Awards (ServerWatch), 2008 Tomorrow’s Technology Today Award (Info Security Products Guide), and 2008 Service and Support Professionals Association (SSPA) STAR Award.

NetApp continued to gain momentum in the storage software market. According to IDC's Worldwide Quarterly Storage Software Tracker Q1 2008,3 NetApp grew more than twice as fast as the storage software market year over year. Also according to IDC, NetApp maintained the number-two market share position in the storage replication software market and continued to close the gap on the market leader. NetApp gained share in the storage replication market and grew fastest among the top five vendors year over year.

NetApp gained share in the networked storage market (which includes FC SAN, NAS, and iSCSI) in first quarter of calendar year 2008 in both revenue and capacity shipped, as reported in IDC's Worldwide Quarterly Disk Storage Systems Tracker Q1 2008.4 According to IDC, NetApp share gains moved the company from the fourth position in the networked storage market to tying for the number-two slot, growing to a 12.0% share in the first quarter of calendar year 2008, up from a 10.1% share in fourth quarter of calendar year 2007.

Webcast and Conference Call Information

  The NetApp quarterly results conference call will be broadcast live on the Internet at http://investors.netapp.com on Wednesday, August 13, 2008, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted on the Web site at that location.
  The conference call will also be available live in a listen-only format at (866) 761-0748 in the United States and (617) 614-2706 outside the United States. The pass code for both numbers is 70851753.
  A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, using replay code 18417320. The Webcast replay will be posted on our Web site for at least one year.

About NetApp

NetApp creates innovative storage and data management solutions that accelerate business breakthroughs and deliver outstanding cost efficiency. Discover NetApp’s passion for helping companies around the world go further, faster at www.netapp.com.

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the second quarter of fiscal year 2009, and statements regarding the performance of our product and service offerings, relative to our competitors’ product and service offerings. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward-looking statements include our ability to build nondeferred backlog to levels consistent with our past results and to increase our revenue over the next several quarters; general economic and industry conditions, including expenditure trends for storage-related products; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings; competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain, and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in NetApp reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned “Risk Factors” in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

1 Earnings per share is calculated using the diluted number of shares for all periods presented.

2 Non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, acquisition-related retention costs, net gain or loss on investments, prior acquisition-related costs, and the related effects on income taxes as well as certain discrete GAAP provisions for income tax matters recognized ratably for non-GAAP purposes.

3 IDC Worldwide Quarterly Storage Software Tracker first quarter of calendar year 2008.

4 IDC Worldwide Quarterly Disk Storage Systems Tracker first quarter of calendar year 2008.

NetApp, the NetApp logo, Go further, faster, and SANscreen are trademarks or registered trademarks of NetApp, Inc. in the United States and/or other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

NetApp Usage of Non-GAAP Financials

The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. These non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, acquisition-related retention costs, net gain or loss on investments, prior acquisition-related costs, and the related effects on income taxes as well as certain discrete GAAP provisions for income tax matters recognized ratably for non-GAAP purposes. We have excluded these items in order to enhance investors’ understanding of our ongoing operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

NETAPP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	July 25, 2008	April 25, 2008

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,702,395	$936,479
Short-term investments	419,256	227,911
Accounts receivable, net	432,510	582,110
Inventories	63,477	70,222
Prepaid expenses and other assets	118,148	120,561
Short-term restricted cash and investments	2,857	2,953
Short-term deferred income taxes	126,250	127,197
Total current assets	2,864,893	2,067,433

PROPERTY AND EQUIPMENT, net	720,661	693,792
GOODWILL	680,054	680,054
INTANGIBLE ASSETS, net	81,722	90,075
LONG-TERM INVESTMENTS AND RESTRICTED CASH	285,007	331,105
LONG-TERM DEFERRED INCOME TAXES AND OTHER ASSETS	350,224	208,529
	$4,982,561	$4,070,988

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$146,158	$178,233
Income taxes payable	3,815	6,245
Accrued compensation and related benefits	148,823	202,929
Other accrued liabilities	141,479	154,331
Deferred revenue	914,033	872,364
Total current liabilities	1,354,308	1,414,102

LONG-TERM DEBT AND OTHER OBLIGATIONS	1,541,459	318,658
LONG-TERM DEFERRED REVENUE	650,797	637,889
	3,546,564	2,370,649

STOCKHOLDERS' EQUITY	1,435,997	1,700,339
	$4,982,561	$4,070,988

NETAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended
	July 25, 2008	July 27, 2007

REVENUES:
Product	$547,855	$463,333
Software entitlements and maintenance	144,412	107,927
Service	176,509	117,975
Total revenues	868,776	689,235

COST OF REVENUES:
Cost of product	249,778	186,751
Cost of software entitlements and maintenance	2,186	2,084
Cost of service	100,164	83,203
Total cost of revenues	352,128	272,038
GROSS MARGIN	516,648	417,197

OPERATING EXPENSES:
Sales and marketing	303,108	244,643
Research and development	125,352	106,556
General and administrative	49,463	41,450
Total operating expenses	477,923	392,649

INCOME FROM OPERATIONS	38,725	24,548

OTHER INCOME (EXPENSES), net:
Interest income	15,476	17,035
Interest expense	(4,575)	(1,081)
Net loss on investments	(2,621)	-
Other income (expense), net	(1,989)	832
Total other income, net	6,291	16,786

INCOME BEFORE INCOME TAXES	45,016	41,334

PROVISION FOR INCOME TAXES	7,344	6,997

NET INCOME	$37,672	$34,337

NET INCOME PER SHARE:
BASIC	$0.11	$0.09

DILUTED	$0.11	$0.09

SHARES USED IN PER SHARE CALCULATION:
BASIC	333,855	364,457

DILUTED	341,120	377,631

NETAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(In thousands)
(Unaudited)

	Quarter Ended
	July 25, 2008	July 27, 2007
Cash Flows from Operating Activities:
Net income	$37,672	$34,337
Adjustments to reconcile net income to net cash provided by operating activities:

Depreciation	33,197	26,734
Amortization of intangible assets and patents	8,352	6,893
Stock-based compensation	36,405	40,411
Net loss on investments	2,621	-
Net loss on disposal of equipment	179	117
Allowance for doubtful accounts	(36)	84
Deferred income taxes	(9,128)	(22,692)
Deferred rent	827	399
Income tax benefit from stock-based compensation	19,717	10,789
Excess tax benefit from stock-based compensation	(10,142)	(8,339)
Changes in assets and liabilities:
Accounts receivable	150,291	144,997
Inventories	6,742	(3,145)
Prepaid expenses and other assets	10,132	15,683
Accounts payable	(30,073)	(14,082)
Income taxes payable	(2,393)	(47,707)
Accrued compensation and related benefits	(54,439)	(69,889)
Other accrued liabilities	(1,403)	(20,128)
Other liabilities	(1,220)	59,889
Deferred revenue	52,894	46,548
Net cash provided by operating activities	250,195	200,899
Cash Flows from Investing Activities:
Purchases of investments	(264,938)	(328,893)
Redemptions of investments	107,932	461,952
Change in restricted cash	225	(1,767)
Purchases of property and equipment	(76,613)	(33,586)
Purchases of nonmarketable securities	(125)	(4,035)
Net cash (used in) provided by investing activities	(233,519)	93,671
Cash Flows from Financing Activities:
Proceeds from sale of common stock related to
employee stock transactions	35,528	49,991
Tax withholding payments reimbursed by restricted stock	(2,554)	(2,742)
Excess tax benefit from stock-based compensation	10,142	8,339
Proceeds from issuance of convertible notes	1,265,000	-
Payment of financing costs	(25,445)	-
Sale of common stock warrants	163,059	-
Purchase of bond hedge	(254,898)	-
Repayment of debt	-	(15,960)
Repayment of revolving credit facility	(41,835)	-
Repurchases of common stock	(399,982)	(200,000)
Net cash provided by (used in) financing activities	749,015	(160,372)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	225	713

Net Increase in Cash and Cash Equivalents	765,916	134,911
Cash and Cash Equivalents:
Beginning of period	936,479	489,079
End of period	$1,702,395	$623,990

NETAPP, INC.
SUPPLEMENTAL INFORMATION
(In thousands)
(Unaudited)

	QUARTER ENDED JULY 25, 2008

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Prior Acquisition-related Costs	Net Loss on Investments	Total

Cost of product revenues	$6,748	$948	-	-	-	$7,696
Cost of service revenues	-	3,041	-	-	-	3,041
Sales and marketing expense	1,259	16,342	-	-	-	17,601
Research and development expense	-	10,188	-	-	-	10,188
General and administrative expense	-	5,886	-	-	-	5,886
Net gain on investments	-	-	-	-	2,621	2,621

Effect on pre-tax income	$8,007	$36,405	-	-	$2,621	$47,033

	QUARTER ENDED JULY 27, 2007

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Prior Acquisition-related Costs	Net Loss on Investments	Total

Cost of product revenues	$5,278	$945	-	-	-	$6,223
Cost of service revenues	-	2,671	-	-	-	2,671
Sales and marketing expense	970	17,491	1,162	-	-	19,623
Research and development expense	-	13,175	-	-	-	13,175
General and administrative expense	150	6,129	-	2,800	-	9,079

Effect on pre-tax income	$6,398	$40,411	$1,162	$2,800	-	$50,771

NETAPP, INC.
RECONCILIATION OF NON-GAAP AND GAAP
IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended
	July 25, 2008	July 27, 2007

SUMMARY RECONCILIATION OF NET INCOME
NET INCOME	$37,672	$34,337

Adjustments:
Amortization of intangible assets	8,007	6,398
Stock-based compensation expenses	36,405	40,411
Acquisition-related retention cost	-	1,162
Prior acquisition-related costs	-	2,800
Net loss on investments	2,621	-
Discrete GAAP tax provision items	492	443
Income tax effect	(9,257)	(9,564)

NON-GAAP NET INCOME	$75,940	$75,987

NET INCOME PER SHARE	$0.110	$0.091

Adjustments:
Amortization of intangible assets	0.023	0.017
Stock-based compensation expenses	0.107	0.107
Acquisition-related retention cost	-	0.003
Prior acquisition-related costs	-	0.007
Net loss on investments	0.008	-
Discrete GAAP tax provision items	0.001	0.001
Income tax effect	(0.027)	(0.025)

NON-GAAP NET INCOME PER SHARE	$0.222	$0.201

NETWORK APPLIANCE, INC.
RECONCILIATION OF NON GAAP GUIDANCE TO GAAP
EXPRESSED AS EARNINGS PER SHARE
SECOND QUARTER 2009
(Unaudited)

Second Quarter
2009

Non-GAAP Guidance	$0.27 - $0.30

Adjustments of Specific Items to
Earnings Per Share for the First
Quarter and Full Year 2009:

Amortization of intangible assets	(0.02)
Stock based compensation expense	(0.11 - 0.13)
Income tax effect	0.02
Total Adjustments	(0.11 - 0.13)

GAAP Guidance - Earnings Per Share	$0.16 - $0.19

CONTACT:
NetApp
Jodi Baumann, 408-822-3974 (Press)
Jodi.Baumann@netapp.com
Tara Dhillon, 408-822-6909 (Investors)
tara@netapp.com
Billie Fagenstrom, 408-822-6428 (Investors)
billief@netapp.com